SCHEDULE 14A

                                  (Rule 14a-101)
                      INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

 Filed by the registrant                              [ X]

 Filed by a party other than the registrant           [  ]

 Check the appropriate box:

 [X]    Preliminary proxy statement          [ ] Confidential, for use of the
                                                 Commission only (as
 [ ]    Definitive proxy statement               permitted  Rule 14a-6(e)(2)

 [ ]    Definitive additional materials

 [ ]    Soliciting material pursuant to 240.14a-11(c)  or 240.14a-12


                 (Name of Registrant as Specified in Its Charter)
                          TEMPLETON EMERGING MARKETS FUND, INC.

                    (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

 [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2), or
      Item 22(a)(2) of Schedule 14A.

 [ ] $500 per  each  party  to the controversy pursuant to Exchange  Act Rule
     14a-6(i)(3).

 [  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)  Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

 [ ]  Fee paid previously with preliminary material.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:
          (2)  Form, schedule or registration statement no.:
          (3)  Filing party:
          (4)  Date filed:




[LOGO]

                      TEMPLETON EMERGING MARKETS FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders scheduled for Tuesday, March 7, 2000 at 2:00 p.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN/registered trademark/ (1-800/342-5236).

                         TELEPHONE AND INTERNET VOTING

  FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.




[LOGO]

                      TEMPLETON EMERGING MARKETS FUND, INC.

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Emerging Markets Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Tuesday, March 7, 2000 at 2:00 p.m. Eastern time.

During the Meeting, shareholders of the Fund will vote on four proposals:

1. The election of four Directors of the Fund to hold office for the terms specified;

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2000;

3. The amendment of the Fund's fundamental investment restriction regarding diversification of its investments; and

4. The transaction of any other business that may properly come before the Meeting.

                                        By order of the Board of Directors,


                                        Barbara J. Green,
                                        SECRETARY

January   , 2000

  MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.




                    TEMPLETON EMERGING MARKETS FUND, INC.

                                 PROXY STATEMENT

/diamond/ INFORMATION ABOUT VOTING

     WHO IS ELIGIBLE TO VOTE?

     Shareholders of record at the close of business on Friday, January 14, 2000 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about January
       , 2000.

     ON WHAT ISSUES AM I BEING ASKED TO VOTE?

     You are being asked to vote on four proposals:

     1. The election of four nominees to the position of Director;

     2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2000;

     3. The amendment of the Fund's fundamental investment restriction regarding diversification of its investments; and

     4. The transaction of any other business that may properly come before the Meeting.

     HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

     The Directors unanimously recommend that you vote:

     1. FOR the election of the four nominees;

     2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund;

     3. FOR the amendment of the fundamental investment restriction regarding the diversification of the Fund's investments; and

     4. FOR the proxyholders to have discretion to vote on any other business that may properly come before the Meeting.

                                       1



     HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

     Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 4, your shares will be voted IN FAVOR of the nominees for Director (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), IN FAVOR of the amendment of the fundamental investment restriction regarding diversification of the Fund's investments (Proposal 3), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting (Proposal 4).

     CAN I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or attending the Meeting and voting in person.

/diamond/ THE PROPOSALS

     PROPOSAL 1: ELECTION OF DIRECTORS

     HOW ARE NOMINEES SELECTED?

     The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, all of whom are independent directors. The Committee is responsible for the selection and nomination for appointment of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.


                                       2



     WHO ARE THE NOMINEES AND DIRECTORS?

     The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors are expiring. John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2003 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other investment companies in the Franklin Group of Funds/registered trademark/ and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds").

     Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately [19%] and [15%], respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, a Vice President of the Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, the Chairman of the Board and a Vice President of the Fund, and Rupert H. Johnson, Jr., a Vice President of the Fund. There are no family relationships among any of the Directors or nominees for Director.

     Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Directors.

                                       3




     Listed below, for each nominee and current Director, is a brief description of recent professional experience, and ownership of shares of the Fund and shares of all funds in the Franklin Templeton Group of Funds.

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                    FUND SHARES         OWNED IN THE
                                                                   BENEFICIALLY           FRANKLIN
                                                                       OWNED              TEMPLETON
                                                                  AND % OF TOTAL       GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION              OUTSTANDING        (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE               SHARES AS OF          FUND) AS OF
     WITH THE FUND                   YEARS AND AGE               DECEMBER 31, 1999    DECEMBER 31, 1999
-----------------------   -----------------------------------   ------------------   ------------------
  NOMINEES TO SERVE UNTIL 2003 ANNUAL MEETING OF SHAREHOLDERS:

  JOHN Wm. GALBRAITH      President, Galbraith Properties,            93,000**           2,531,427
  DIRECTOR SINCE 1995     Inc. (personal investment
                          company); Director Emeritus,
                          Gulf West Banks, Inc. (bank
                          holding company) (1995-present);
                          director or trustee, as the case
                          may be, of 18 of the investment
                          companies in the Franklin
                          Templeton Group of Funds; and
                          FORMERLY, Director, Mercantile
                          Bank (1991-1995), Vice
                          Chairman, Templeton,
                          Galbraith & Hansberger Ltd.
                          (1986-1992), and Chairman,
                          Templeton Funds Management,
                          Inc. (1974-1991). Age 78.

  BETTY P. KRAHMER        Director or trustee of various               1,000**             152,881
  DIRECTOR SINCE 1990     civic associations; director or
                          trustee, as the case may be, of 19
                          of the investment companies in
                          the Franklin Templeton Group of
                          Funds; and FORMERLY, Economic
                          Analyst, U.S. government.
                          Age 70.

                                       4




                                                                                            SHARES
                                                                                         BENEFICIALLY
                                                                     FUND SHARES         OWNED IN THE
                                                                    BENEFICIALLY           FRANKLIN
                                                                        OWNED              TEMPLETON
                                                                   AND % OF TOTAL       GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION               OUTSTANDING        (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE                SHARES AS OF          FUND) AS OF
     WITH THE FUND                    YEARS AND AGE              DECEMBER 31, 1999    DECEMBER 31, 1999
-----------------------   ------------------------------------   ------------------   ------------------
  GORDON S. MACKLIN       Director, Fund American                       2,000**                 443,627
  DIRECTOR SINCE 1993     Enterprises Holdings, Inc.
                          (holding company), Martek
                          Biosciences Corporation, MCI
                          WorldCom (information
                          services), MedImmune, Inc.
                          (biotechnology) and Spacehab,
                          Inc. (aerospace services); director
                          or trustee, as the case may be, of
                          47 of the investment companies
                          in the Franklin Templeton Group
                          of Funds; and FORMERLY,
                          Chairman, White River
                          Corporation (financial services)
                          and Hambrecht and Quist Group
                          (investment banking), President,
                          National Association of
                          Securities Dealers, Inc. and
                          Director, Real 3D (software).
                          Age 71.

  FRED R. MILLSAPS        Manager of personal investments                   0                   261,803
  DIRECTOR SINCE 1990     (1978-present); director of
                          various business and nonprofit
                          organizations; director or trustee,
                          as the case may be, of 20 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, Chairman
                          and Chief Executive Officer,
                          Landmark Banking Corporation
                          (1969-1978), Financial Vice
                          President, Florida Power and
                          Light (1965-1969), and Vice
                          President, Federal Reserve Bank
                          of Atlanta (1958-1965). Age 70.

                                       5




                                                                                            SHARES
                                                                                         BENEFICIALLY
                                                                     FUND SHARES         OWNED IN THE
                                                                    BENEFICIALLY           FRANKLIN
                                                                        OWNED              TEMPLETON
                                                                   AND % OF TOTAL       GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION               OUTSTANDING        (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE                SHARES AS OF          FUND) AS OF
     WITH THE FUND                    YEARS AND AGE              DECEMBER 31, 1999    DECEMBER 31, 1999
-----------------------   ------------------------------------   ------------------   ------------------
  DIRECTORS SERVING UNTIL 2002 ANNUAL MEETING OF SHAREHOLDERS:

  HARRIS J. ASHTON        Director, RBC Holdings, Inc.                    500**           1,509,048
  DIRECTOR SINCE 1992     (bank holding company) and
                          Bar-S Foods (meat packing
                          company); director or trustee, as
                          the case may be, of 47 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds; and FORMERLY, President,
                          Chief Executive Officer and
                          Chairman of the Board, General
                          Host Corporation (nursery and
                          craft centers (until 1998). Age 67.
                                                                        1,000**            57,649
  NICHOLAS F. BRADY*      Chairman, Templeton Emerging
  DIRECTOR SINCE 1993     Markets Investment Trust PLC,
                          Templeton Latin America
                          Investment Trust PLC, Darby
                          Overseas Investments, Ltd. and
                          Darby Emerging Markets
                          Investments LDC (investment
                          firms) (1994-present); Director,
                          Templeton Global Strategy
                          Funds, Amerada Hess
                          Corporation (exploration and
                          refining of natural gas),
                          Christiana Companies, Inc.
                          (operating and investment
                          companies), and H.J. Heinz
                          Company (processed foods and
                          allied products); director or
                          trustee, as the case may be, of 19
                          of the investment companies in
                          the Franklin Templeton Group of
                          Funds; and FORMERLY, Secretary of
                          the United States Department of
                          the Treasury (1988-1993) and
                          Chairman of the Board, Dillon,
                          Read & Co., Inc. (investment
                          banking) (until 1988). Age 69.

                                       6




                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                    FUND SHARES         OWNED IN THE
                                                                   BENEFICIALLY           FRANKLIN
                                                                       OWNED              TEMPLETON
                                                                  AND % OF TOTAL       GROUP OF FUNDS
                                  PRINCIPAL OCCUPATION              OUTSTANDING        (INCLUDING THE
    NAME AND OFFICES                DURING PAST FIVE               SHARES AS OF          FUND) AS OF
     WITH THE FUND                   YEARS AND AGE               DECEMBER 31, 1999   DECEMBER 31, 1999
-----------------------   -----------------------------------   ------------------   ------------------
  FRANK J. CROTHERS       Chairman, Atlantic Equipment &                  0                  6,696
  DIRECTOR SINCE 1999     Power Ltd.; Vice Chairman,
                          Caribbean Utilities Co., Ltd.;
                          President, Provo Power
                          Corporation; director of various
                          other business and non-profit
                          organizations; and director or
                          trustee, as the case may be, of 11
                          of the investment companies in
                          the Franklin Templeton Group of
                          Funds. Age 55.

  S. JOSEPH FORTUNATO     Member of the law firm of                     100**              583,059
  DIRECTOR SINCE 1992     Pitney, Hardin, Kipp & Szuch;
                          and director or trustee, as the
                          case may be, of 49 of the
                          investment companies in the
                          Franklin Templeton Group of
                          Funds. Age 67.

                                       7




                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                    FUND SHARES         OWNED IN THE
                                                                   BENEFICIALLY           FRANKLIN
                                                                       OWNED              TEMPLETON
                                                                  AND % OF TOTAL       GROUP OF FUNDS
                                 PRINCIPAL OCCUPATION               OUTSTANDING        (INCLUDING THE
   NAME AND OFFICES                DURING PAST FIVE                SHARES AS OF          FUND) AS OF
     WITH THE FUND                   YEARS AND AGE              DECEMBER 31, 1999    DECEMBER 31, 1999
----------------------   ------------------------------------   ------------------   ------------------
  EDITH E. HOLIDAY       Director, Amerada Hess                        100**                 7,775
  DIRECTOR SINCE 1996    Corporation (exploration and
                         refining of natural gas) (1993-
                         present), Hercules Incorporated
                         (chemicals, fibers and resins)
                         (1993-present), Beverly
                         Enterprises, Inc. (health care)
                         (1995-present), H.J. Heinz
                         Company (processed foods and
                         allied products) (1994-present);
                         and RTI International Metals,
                         Inc. (metal mill products) (July
                         1999-present); director or trustee,
                         as the case may be, of 24 of the
                         investment companies in the
                         Franklin Templeton Group of
                         Funds; and FORMERLY, Chairman
                         (1995-1997) and Trustee (1993-
                         1997), National Child Research
                         Center, Assistant to the President
                         of the United States and
                         Secretary of the Cabinet (1990-
                         1993), General Counsel to the
                         United States Treasury
                         Department (1989-1990), and
                         Counselor to the Secretary and
                         Assistant Secretary for Public
                         Affairs and Public Liaison --
                         United States Treasury
                         Department (1988-1989). Age 47.

                                       8




                                                                                                 SHARES
                                                                                              BENEFICIALLY
                                                                          FUND SHARES         OWNED IN THE
                                                                         BENEFICIALLY           FRANKLIN
                                                                             OWNED              TEMPLETON
                                                                        AND % OF TOTAL       GROUP OF FUNDS
                                        PRINCIPAL OCCUPATION              OUTSTANDING        (INCLUDING THE
       NAME AND OFFICES                   DURING PAST FIVE               SHARES AS OF          FUND) AS OF
        WITH THE FUND                      YEARS AND AGE              DECEMBER 31, 1999     DECEMBER 31, 1999
-----------------------------   -----------------------------------   ------------------   ------------------
  DIRECTORS SERVING UNTIL 2001 ANNUAL MEETING OF SHAREHOLDERS:

  CONSTANTINE D.                Physician, Lyford Cay Hospital                       0            91,220
  TSERETOPOULOS                 (1987-present); director of
  DIRECTOR SINCE 1999           various nonprofit organizations;
                                director or trustee, as the case
                                may be, of 11 of the investment
                                companies in the Franklin
                                Templeton Group of Funds; and
                                FORMERLY, Cardiology Fellow,
                                University of Maryland (1985-
                                1987) and Internal Medicine
                                Intern, Greater Baltimore
                                Medical Center (1982-1985).
                                Age 45.

  HARMON E. BURNS*              Vice Chairman, Member - Office                       0           718,822
  DIRECTOR SINCE 1992 AND       of the Chairman and Director,
  VICE PRESIDENT SINCE 1996     Franklin Resources, Inc.;
                                Executive Vice President and
                                Director, Franklin Templeton
                                Distributors, Inc. and Franklin
                                Templeton Services, Inc.;
                                Executive Vice President,
                                Franklin Advisers, Inc.; Director,
                                Franklin Investment Advisory
                                Services, Inc. and Franklin/
                                Templeton Investor Services,
                                Inc.; and officer and/or director
                                or trustee, as the case may be, of
                                most of the other subsidiaries of
                                Franklin Resources, Inc. and of
                                51 of the investment companies
                                in the Franklin Templeton Group
                                of Funds. Age 54.

                                       9




                                                                                                SHARES
                                                                                             BENEFICIALLY
                                                                         FUND SHARES         OWNED IN THE
                                                                        BENEFICIALLY           FRANKLIN
                                                                            OWNED              TEMPLETON
                                                                       AND % OF TOTAL       GROUP OF FUNDS
                                       PRINCIPAL OCCUPATION              OUTSTANDING        (INCLUDING THE
      NAME AND OFFICES                   DURING PAST FIVE               SHARES AS OF          FUND) AS OF
        WITH THE FUND                     YEARS AND AGE              DECEMBER 31, 1999     DECEMBER 31, 1999
----------------------------   -----------------------------------   ------------------   ------------------
  ANDREW H. HINES, JR.         Consultant, Triangle Consulting                718**               49,455
  DIRECTOR SINCE 1990          Group; Executive-in-Residence,
                               Eckerd College (1991-present);
                               director or trustee, as the case
                               may be, of 20 of the investment
                               companies in the Franklin
                               Templeton Group of Funds; and
                               FORMERLY, Chairman and Director,
                               Precise Power Corporation
                               (1990-1997), Director, Checkers
                               Drive-In Restaurant, Inc. (1994-
                               1997), and Chairman of the
                               Board and Chief Executive
                               Officer, Florida Progress
                               Corporation (holding company in
                               the energy area) (1982-1990), and
                               director of various of its
                               subsidiaries. Age 76.


  CHARLES B. JOHNSON*          Chairman of the Board, Chief                 1,000**           22,115,285
  CHAIRMAN SINCE 1995 AND      Executive Officer, Member -
  VICE PRESIDENT SINCE 1992    Office of the Chairman and
                               Director, Franklin Resources,
                               Inc.; Chairman of the Board and
                               Director, Franklin Advisers, Inc.
                               and Franklin Investment
                               Advisory Services, Inc.; Vice
                               President, Franklin Templeton
                               Distributors, Inc.; Director,
                               Franklin/Templeton Investor
                               Services, Inc. and Franklin
                               Templeton Services, Inc.; officer
                               and/or director or trustee, as the
                               case may be, of most of the other
                               subsidiaries of Franklin
                               Resources, Inc. and of 48 of the
                               investment companies in the
                               Franklin Templeton Group of
                               Funds. Age 67.

                                       10



 ------------------------
   * Nicholas F. Brady, Harmon E. Burns and Charles B. Johnson are
     "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources, his employment affiliation with Resources and his position with the Fund. Mr. Burns is an interested person due to his employment affiliation with Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Emerging Markets Investments LDC, which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").

  ** Less than 1%.

     HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

     The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd. -- Hong Kong Branch, the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $200 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

     During the fiscal year ended August 31, 1999, there were five meetings of the Board, four meetings of the Audit Committee, and one meeting of the Nominating and Compensation Committee. Each of the Directors attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. There was 100% attendance at the meetings of the Audit Committee and the Nominating and Compensation Committee.

     Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                       11



                                        AGGREGATE          NUMBER OF BOARDS WITHIN THE       TOTAL COMPENSATION FROM
                                      COMPENSATION         FRANKLIN TEMPLETON GROUP OF        THE FRANKLIN TEMPLETON
         NAME OF DIRECTOR            FROM THE FUND*     FUNDS ON WHICH DIRECTOR SERVES**        GROUP OF FUNDS***
---------------------------------   ----------------   ----------------------------------   -------------------------
   Harris J. Ashton                      $ 3,000                         47                          $363,165
   Nicholas F. Brady                       3,000                         19                           138,700
   Frank J. Crothers                       1,216                         11                            72,400
   S. Joseph Fortunato                     3,000                         49                           363,238
   John Wm. Galbraith                      3,035                         18                           144,200
   Andrew H. Hines, Jr.                    3,035                         20                           203,700
   Edith E. Holiday                        3,000                         24                           237,265
   Betty P. Krahmer                        3,000                         19                           138,700
   Gordon S. Macklin                       3,000                         47                           363,165
   Fred R. Millsaps                        3,033                         20                           201,700
   Constantine D. Tseretopoulos            1,208                         11                            70,400

 ------------------------

   * Compensation received for the fiscal year ended August 31, 1999.
  ** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.
 *** For the calendar year ended December 31, 1999.


     The table above indicates the total fees paid to Directors by the Fund individually and all of the funds in the Franklin Templeton Group of Funds. These Directors also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

     Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

                                       12



     WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

     Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

       NAME AND OFFICES                               PRINCIPAL OCCUPATION
        WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
-----------------------------   ---------------------------------------------------------------
  CHARLES B. JOHNSON            See Proposal 1, "Election of Directors."
  CHAIRMAN SINCE 1995 AND
  VICE PRESIDENT SINCE 1992

  J. MARK MOBIUS                Portfolio Manager of various Templeton advisory affiliates;
  PRESIDENT SINCE 1987          Managing Director, Templeton Asset Management Ltd.;
                                Executive Vice President and Director, Templeton Global
                                Advisors Limited; officer of eight of the investment
                                companies in the Franklin Templeton Group of Funds; and
                                FORMERLY, President, International Investment Trust Company
                                Limited (investment manager of Taiwan R.O.C. Fund)
                                (1986-1987) and Director, Vickers da Costa, Hong Kong
                                (1983-1986). Age 63.

  RUPERT H. JOHNSON, JR.        Vice Chairman, Member - Office of the Chairman and
  VICE PRESIDENT SINCE 1996     Director, Franklin Resources, Inc.; Executive Vice President
                                and Director, Franklin Templeton Distributors, Inc.; Director,
                                Franklin Advisers, Inc. and Franklin Investment Advisory
                                Services, Inc.; Senior Vice President, Franklin Advisory
                                Services, LLC; Director, Franklin/Templeton Investor
                                Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
                                Resources, Inc. and of 51 of the investment companies in the
                                Franklin Templeton Group of Funds. Age 59.

  HARMON E. BURNS               See Proposal 1, "Election of Directors."
  DIRECTOR SINCE 1992 AND
  VICE PRESIDENT SINCE 1996

                                       13




       NAME AND OFFICES                               PRINCIPAL OCCUPATION
        WITH THE FUND                            DURING PAST FIVE YEARS AND AGE
-----------------------------   ----------------------------------------------------------------
  CHARLES E. JOHNSON            President, Member - Office of the President and Director,
  VICE PRESIDENT SINCE 1996     Franklin Resources, Inc.; Senior Vice President, Franklin
                                Templeton Distributors, Inc.; President and Director,
                                Templeton Worldwide, Inc.; Chairman and Director,
                                Templeton Investment Counsel, Inc.; President, Franklin
                                Advisers, Inc. and Franklin Investment Advisory Services,
                                Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 32 of the investment
                                companies in the Franklin Templeton Group of Funds.
                                Age 43.

  MARK G. HOLOWESKO             President, Templeton Global Advisors Limited; Chief
  VICE PRESIDENT SINCE 1989     Investment Officer, Global Equity Group; Executive Vice
                                President and Director, Templeton Worldwide, Inc.; officer of
                                19 of the investment companies in the Franklin Templeton
                                Group of Funds; and FORMERLY, Investment Administrator,
                                RoyWest Trust Corporation (Bahamas) Limited (1984-1985).
                                Age 39.

  MARTIN L. FLANAGAN            President, Member - Office of the President, Franklin
  VICE PRESIDENT SINCE 1989     Resources, Inc.; President and Director, Franklin Templeton
                                Services, Inc.; Executive Vice President, Chief Financial
                                Officer and Director, Templeton Worldwide, Inc.; Executive
                                Vice President, Chief Operating Officer and Director,
                                Templeton Investment Counsel, Inc.; Executive Vice
                                President and Chief Financial Officer, Franklin Advisers, Inc.;
                                officer and/or director of a number of other subsidiaries of
                                Franklin Resources, Inc.; and officer and/or director or
                                trustee, as the case may be, of 51 of the investment
                                companies in the Franklin Templeton Group of Funds.
                                Age 39.

  JOHN R. KAY                   Vice President, Templeton Worldwide, Inc.; Assistant Vice
  VICE PRESIDENT SINCE 1994     President, Franklin Templeton Distributors, Inc.; officer of 24 of the investment companies in the Franklin Templeton
                                Group of Funds; and FORMERLY, Vice President and Controller,
                                Keystone Group, Inc. Age 59.

                                       14




     NAME AND OFFICES                             PRINCIPAL OCCUPATION
      WITH THE FUND                          DURING PAST FIVE YEARS AND AGE
-------------------------   ----------------------------------------------------------------
  ELIZABETH M. KNOBLOCK     General Counsel, Secretary and Senior Vice President,
  VICE PRESIDENT -          Templeton Investment Counsel, Inc.; Senior Vice President,
  COMPLIANCE SINCE 1996     Templeton Global Investors Inc.; officer of 23 of the
                            investment companies in the Franklin Templeton Group of
                            Funds; and FORMERLY, Vice President and Associate General
                            Counsel, Kidder Peabody & Co. Inc. (1989-1990), Assistant
                            General Counsel, Gruntal & Co., Inc. (1988), Vice President
                            and Associate General Counsel, Shearson Lehman Hutton
                            Inc. (1988), Vice President and Assistant General Counsel,
                            E.F. Hutton & Co. Inc. (1986-1988), and Special Counsel,
                            Division of Investment Management, U.S. Securities and
                            Exchange Commission (1984-1986). Age 44.

  BARBARA J. GREEN          Vice President and Deputy General Counsel, Franklin
  SECRETARY SINCE 1996      Resources, Inc.; Senior Vice President, Templeton Worldwide,
                            Inc. and Templeton Global Investors, Inc.; officer of 19 of the investment companies in the Franklin Templeton Group of
                            Funds; and FORMERLY, Deputy Director, Division of Investment
                            Management, Executive Assistant and Senior Advisor to the
                            Chairman, Counselor to the Chairman, Special Counsel and
                            Attorney Fellow, U.S. Securities and Exchange Commission
                            (1986-1995), Attorney, Rogers & Wells, and Judicial Clerk,
                            U.S. District Court (District of Massachusetts). Age 52.

  JAMES R. BAIO             Certified Public Accountant; Senior Vice President,
  TREASURER SINCE 1994      Templeton Worldwide, Inc., Templeton Global Investors, Inc.
                            and Templeton Funds Trust Company; officer of 20 of the
                            investment companies in the Franklin Templeton Group of
                            Funds; and FORMERLY, Senior Tax Manager, Ernst & Young
                            (certified public accountants) (1977-1989). Age 45.

                                       15




     PROPOSAL 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

     HOW ARE INDEPENDENT AUDITORS SELECTED?

     The Board has a standing Audit Committee consisting of Messrs. Galbraith, Hines and Millsaps, all of whom are Independent Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

     WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

     Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, as auditors of the Fund for the current fiscal year. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated August 31, 1999, and certain related U.S. Securities and Exchange Commission filings. You are being asked to ratify the Board's selection of PricewaterhouseCoopers LLP for the current fiscal year. Services to be performed by the auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the U.S. Securities and Exchange Commission.

     McGladrey & Pullen, LLP resigned as auditors of the Fund on August 13, 1999. McGladrey & Pullen, LLP served as the Fund's auditors from the Fund's inception through the fiscal year ended August 31, 1998. There have not been any disputes or disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. H&R Block, a public company, acquired certain assets of McGladrey & Pullen, LLP on August 2, 1999. Following the acquisition by a public company, McGladrey & Pullen, LLP elected to not continue servicing clients in the mutual fund business. As a result, the partners and professional staff who were previously responsible for auditing the Fund's financial statements are now associated with PricewaterhouseCoopers LLP.

     Neither the firms of PricewaterhouseCoopers LLP and McGladrey & Pullen, LLP nor any of their members have any material direct or indirect financial interest in the Fund.

     Representatives of PricewaterhouseCoopers LLP and McGladrey & Pullen, LLP are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

                                       16




     PROPOSAL 3: AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING DIVERSIFICATION OF ITS INVESTMENTS

     You are being asked to approve an amendment to the Fund's fundamental investment restriction regarding the diversification of its investments. The Fund is classified as "diversified" according to the Investment Company Act of 1940, as amended ("1940 Act"). This classification requires the Fund to have an investment policy prohibiting it, as to 75% of its total assets, from investing more than 5% of the value of its total assets in the securities of any one issuer, other than securities issued by the U.S. government, its agencies or instrumentalities or securities of other investment companies, and from investing in more than 10% of the outstanding voting securities of such issuer.

     WHAT IS THE FUND'S CURRENT INVESTMENT RESTRICTION?

     Consistent with many investment companies, the Fund, while having claimed diversified status since its inception, also has a fundamental investment restriction summarizing the diversification policy required under the 1940 Act. The investment restriction, which appears in the Fund's Prospectus, states that the Fund may not:

            purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets: (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer; or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

     This investment restriction is more limiting than the diversification policy required under the 1940 Act, as described above. Specifically, it does not permit the Fund to invest in shares of other investment companies without regard to such 5% and 10% limitations, as would otherwise be permitted under the 1940 Act.

     WHAT EFFECT WILL AMENDING THE INVESTMENT RESTRICTION HAVE ON THE FUND?

     The proposed investment restriction is substantially similar to the current investment restriction, except that the proposed restriction clarifies that the Fund may invest in shares of investment companies without regard to such 5% and 10% limitations. This proposed change would permit the Fund to participate in the Cash Sweep, as discussed below.

                                       17



     Several months ago, the Fund, along with other funds in the Franklin Templeton Group of Funds, received an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") to permit the funds, including the Fund, to invest their cash balances in one or more registered money market funds in the Franklin Templeton Group of Funds (the "Cash Sweep"). Under the exemptive order, the Fund may invest its cash balances, in an amount up to 25% of its assets, in the Cash Sweep. The Fund's current investment restriction, however, operates to restrict the Fund's use of the Cash Sweep to the full extent permitted by the SEC's exemptive order. Consequently, you are being asked to approve the proposed investment restriction, which would permit the Fund to use the Cash Sweep to the full extent permitted by the SEC's exemptive order.

     Although the proposed change will allow the Fund to participate in the Cash Sweep and will provide the Fund greater flexibility to respond to future investment opportunities, it is not anticipated that the change will materially affect the manner in which the Fund is managed or the level of investment risk associated with investment in the Fund. This primarily is because the Fund must restrict its investments in other investment companies in accordance with other limitations set by the 1940 Act.

     WHAT IS THE PROPOSED INVESTMENT RESTRICTION?

     The Fund's Board has unanimously recommended that you vote to replace the current investment restriction with the following investment restriction:

            The Fund may not purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

     Like the current investment restriction, the proposed investment restriction would be fundamental so that it could be changed only by a shareholder vote.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                                       18




     PROPOSAL 4: OTHER BUSINESS

     The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy. Because the Fund did not have notice of any such matters before November 27, 1999, the persons named as proxies may exercise their discretionary voting power with respect to any matter presented at the Meeting.

/diamond/ INFORMATION ABOUT THE FUND

     THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd. -- Hong Kong Branch, a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

     THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services") with offices at 777 Mariners Island Boulevard, San Mateo, California 94403-7777. FT Services is an indirect, wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

     THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.

     THE CUSTODIAN. The custodian for the Fund is The Chase Manhattan Bank, MetroTech Center, Brooklyn, New York 11245.

     OTHER MATTERS. The Fund's last audited financial statements and annual report, dated August 31, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN/registered trademark/ or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

     As of January 14, 2000, the Fund had [number] shares outstanding and net assets of $[amount]. The Fund's shares are listed on the NYSE (symbol: EMF) and on the Pacific Exchange. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares

                                       19




     outstanding. To the knowledge of the Fund's management, as of January 14, 2000, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

     In addition, to the knowledge of the Fund's management, as of January 14, 2000, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

/diamond/ FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDERS' MEETING

     SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from Shareholder Communications Corporation asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $27,753, plus expenses. The Fund does not reimburse Directors and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

     VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on certain of the proposals to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     QUORUM. A majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum at the Meeting. The shares over which broker-dealers have

                                       20




     discretionary voting power, the shares that represent "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

     METHODS OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, amendment of the fundamental investment restriction regarding diversification of the Fund's investments, requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy. Proposal 4, for the proxyholders to have discretion to vote on any other business that may properly come before the meeting, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

     SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the meetings of shareholders of Templeton Global Income Fund, Inc., Templeton Global Governments Income Trust, Templeton China World Fund, Inc., and Templeton Emerging Markets Income Fund, Inc. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.

     ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have

                                       21




     been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

     SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in February 2001. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attn: Secretary, no later than September , 2000 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2001 Annual Meeting of Shareholders without including the proposal in the Fund's proxy statement should notify the Fund, at the Fund's offices, of such proposal by December , 2000. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2001 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

                                      By order of the Board of Directors,


                                      Barbara J. Green,
                                      SECRETARY
January   , 2000

                                       22




                       TEMPLETON EMERGING MARKETS FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS - MARCH 7, 2000

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, JAMES R. BAIO and BRUCE S. ROSENBERG, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Emerging Markets Fund, Inc. (the" Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 2:00 p.m., Eastern time, on the 7th day of March 2000, including any adjournments thereof, upon matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE
VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS), 2 AND 3, AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER MATTER PURSUANT TO PROPOSAL 4.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE





                                               Please mark your ballot as
                                               indicated in this example  [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.

Proposal 1 - Election of Directors.

     FOR all nominees               WITHHOLD          Nominees: JOHN WM. GALBRAITH, BETTY P. KRAHMER,
    listed (except as              AUTHORITY          GORDON S. MACKLIN AND FRED R. MILLSAPS
   marked to the right)         to vote for all
                                nominees listed

         [ ]                         [ ]              To withhold authority to vote for any individual
                                                      nominee, write that nominee's name on the line
                                                      below.

                                                      ------------------------------------------------------------


Proposal 2 - Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending August 31, 2000.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 3 - The amendment of the Fund's fundamental investment restriction regarding diversification of its investments.

                     FOR              AGAINST               ABSTAIN
                     [ ]               [ ]                    [ ]


Proposal 4 - In their discretion, the Proxyholders are authorized to vote upon such other matters that may properly come before the Meeting or any adjournments thereof.

                      FOR               AGAINST             ABSTAIN

                      [  ]                [  ]                [  ]



I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                              DATED       , 2000
             ---------------------------------------------      -------

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE